[First Symetra Logo]

						[Home Office: 260 Madison Avenue, 8th Floor
								New York, NY 10016]
					   [Mail to: PO Box 758501 | Topeka, KS 66675-8501]
				   [Overnight to: 200 W 6th Avenue | Topeka, KS 66603-3704]
						[Phone 1-800-457-9015 | Fax (785) 228-4545]

[FIRST SYMETRA TRUE] INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION
-------------------------------------------------------------------------------------------------------------------
			Full Legal Name (Trust Owners please also complete form #[XXXX]) SSN/Tax ID Number
Owner
All Contract 		-------------------------------------------------------------------------------------------
Owner correspondence  	Residence/Entity Address (May not be a P.O. Box) City 		State 	Zip
will be sent to
the mailing 		-------------------------------------------------------------------------------------------
address. 		Mailing Address (if different from Residence/Entity Address)  Phone No. (include area code)

			-------------------------------------------------------------------------------------------
			Date of Birth  Sex M[ ] F[ ]  	[ ]Married [ ]Single [ ]Other_____________

			-------------------------------------------------------------------------------------------
			U.S. Citizen?  [ ] Yes [ ] No  If no,  [ ] Resident Alien  [ ] Non-Resident Alien

								Country of Citizenship_______________________
			-------------------------------------------------------------------------------------------
			Type of Owner    (*Additional documentation may be required)

 			[ ]Individual[ ]Joint [ ]Trust [ ]Corporate/Partnership* [ ]Guardianship/Conservatorship*

			[ ]UTMA/UGMA*  		[ ] Other____________________________________________________
-------------------------------------------------------------------------------------------------------------------
Joint Owner		Full Legal Name 						SSN
Optional
Nonqualified annuities	-------------------------------------------------------------------------------------------
only.			Address (May not be a P.O. Box) City 		State 	Zip Phone No. (include area code)

			-------------------------------------------------------------------------------------------
			Date of Birth 	Sex 		Relationship to Owner
					[ ]M [ ]F

			-------------------------------------------------------------------------------------------
			U.S. Citizen?  [ ] Yes [ ] No  If no,  [ ] Resident Alien  [ ] Non-Resident Alien

								Country of Citizenship_______________________
-------------------------------------------------------------------------------------------------------------------
Annuitant 		Full Legal Name 						SSN
Default Annuitant is
the primary Owner. 	-------------------------------------------------------------------------------------------
Must be completed if	Address (May not be a P.O. Box) City 		State 	Zip Phone No. (include area code)
the Owner is a non-
natural person. If	-------------------------------------------------------------------------------------------
Plan Type chosen	Date of Birth 	Sex
below is "qualified,"			[ ]M [ ]F
the Owner and
Annuitant must be	-------------------------------------------------------------------------------------------
the same.		U.S. Citizen?  [ ] Yes [ ] No  If no,  [ ] Resident Alien  [ ] Non-Resident Alien

								Country of Citizenship______________________
-------------------------------------------------------------------------------------------------------------------
Joint Annuitant 	Full Legal Name 						SSN
Optional, nonqualified
annuities only. 	-------------------------------------------------------------------------------------------
			Address (May not be a P.O. Box) City 		State 	Zip Phone No. (include area code)

			-------------------------------------------------------------------------------------------
			Date of Birth 	Sex 		Relationship to Annuitant
					[ ]M [ ]F

			-------------------------------------------------------------------------------------------
			U.S. Citizen?  [ ] Yes [ ] No  If no,  [ ] Resident Alien  [ ] Non-Resident Alien

								Country of Citizenship______________________
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Owner's Beneficiary Designation In the event of the death of the Owner, the surviving joint Owner becomes
				the primary Beneficiary. Use form #[XXXX] to list any additional Beneficiaries

	Primary Beneficiary Use only whole percentages. All Primary must equal 100%.
	-----------------------------------------------------------------------------------------------------------
	1.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

	-----------------------------------------------------------------------------------------------------------
	2.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

	-----------------------------------------------------------------------------------------------------------
	3.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

	-----------------------------------------------------------------------------------------------------------
	contingent Beneficiary Use only whole percentages. All Contingent must equal 100%
	-----------------------------------------------------------------------------------------------------------
	1.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

	-----------------------------------------------------------------------------------------------------------
	2.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

	-----------------------------------------------------------------------------------------------------------
	3.	Full Legal Name 		Date of Birth 		SSN 		Relationship to Owner

 	___ % -----------------------------------------------------------------------------------------------------
		Address (May not be a P.O. Box) 	City 	State 	Zip 	Phone No. (include area code)

-------------------------------------------------------------------------------------------------------------------
Plan Type	[[ ] Nonqualified 	Qualified - Check one

					[ ] SEP IRA  	[ ] Traditional IRA - Contribution: Year_________

 					[ ] SIMPLE IRA 	[ ] Roth IRA - First tax year contribution made_________

					Employer Name (SEP IRA and SIMPLE IRA only):

 					_________________________________________________________]
-------------------------------------------------------------------------------------------------------------------
Purchase	Initial Purchase Payment $________________________ (Minimum is $25,000.00)
Payment
Make checks
payable
to First
Symetra 		[ ] Check Enclosed   			Brokerage Account #______________________
National
Life 			[ ] Wire
Insurance
Company of
New York
-------------------------------------------------------------------------------------------------------------------
Source of   	[ ]New Money  	[ ]IRC 1035 Exchange*   [ ]IRA Conversion  	[ ]Inherited IRA
Funds
  		[ ]Rollover*   	[ ]Transfer*  		[ ] Roth IRA Conversion*

		*Submit appropriate transfer form and state replacement form(s) if the applicant has existing
		life insurance or annuity contracts to be replaced.
-------------------------------------------------------------------------------------------------------------------
Investment Instructions     Use only whole percentages and the total of all Sub-accounts must equal 100%.
Please provide
investment instructions 				Standard Sub-accounts
for your initial
Purchase Payment. 	Fund Name  				% Fund Name  					%
			-------------------------------------------------------------------------------------------
These instructions 	[Money Market				Foreign Small Mid
will be used for 	  Vanguard VIF Money Market 		  DFA VA International Small
subsequent Purchase 	Large Cap Value				  Emerging Markets Bond
Payments unless you 	  American Century VP Value I		  PIMCO VIT Emerging Markets Bond Inst
tell us differently.  	  DFA VA US Large Value 		  Symetra DoubleLine Emerging Mkts Income
If you wish to take 	  Franklin Mutual Shares Securities Cl1	Government Bond
advantage of systematic   Invesco Van Kampen VI Comstock Ses I	  Franklin US Government Cl1
investment programs or 	  Symetra Yacktman Focused Fund		  MFS VIT II Government Securities Init
change your investment 	  T. Rowe Price Equity Income Port	  PIMCO VIT Long-Term US Govt Instl
instructions, please 	  Vanguard VIF Equity Income
talk with your
registered
representative or
visit our website. 									Continued on next page

-------------------------------------------------------------------------------------------------------------------
Investment
Instructions		Fund Name  				% Fund Name  					%
(cont.)			-------------------------------------------------------------------------------------------

		      Large Cap Blend  				     High Yield Bond
			Dreyfus VIF Appreciation Initial  		BlackRock High Yield V.I. I
			Franklin Rising Dividends Securities Cl1 	Columbia VP Income Opportunities 1
			Invesco VI Core Equity I  			Vanguard VIF High Yield Bond
			Pioneer VCT I  				     Short Term Bond
			Sentinel VP Common Stock  			DFA VA Short-Term Fixed
			Symetra DFA U.S. CORE Equity Fund  		PIMCO VIT Low Duration Instl
			Vanguard VIF Equity Index  			Vanguard VIF Short Term Invmt Grade
			Vanguard VIF Total Stock Mkt Idx  	     Intermediate Term Bond
 		      Large Cap Growth  				Fidelity VIP Investment Grade Bond IC
			BlackRock Capital Appreciation V.I. I  		Janus Aspen Flexible Bond Instl
			Fidelity VIP Contrafund IC  			PIMCO VIT Total Return Instl
			MFS VIT Growth Init  				Sentinel VP Bond
			T. Rowe Price Blue Chip Growth Port  		Symetra DoubleLine Total Return Fund
			T. Rowe Price New America Growth Port  		Vanguard VIF Total Bond Mkt Idx
			Vanguard VIF Capital Growth  		     World Bond
		      Mid Cap Value  					DFA VA Global Bond
			AllianceBern VPS Small/Mid Cp Val A  		PIMCO VIT Foreign Bond (Unhedged) Instl
			American Century VP Mid Cap Value I  		PIMCO VIT Global (Unhedged) Bond Instl
			Janus Aspen Perkins Mid Cap Value Instl  	Templeton Global Bond Sec Cl1
			JPMorgan Insurance Tr Mid Cap Value 1  	     Multi-Sector Bond
		      Mid Cap Blend  					Fidelity VIP Strategic Income IC
			Vanguard VIF Mid-Cap Index  			Franklin Strategic Income Securities Cl1
			Invesco VI Mid Cap Core Equity I  		PIMCO VIT Unconstrained Bond Instl
		      Mid Cap Growth  					Pioneer Strategic Income VCT I
			Columbia VP Mid Cap Growth 1  		     Commodities
			Delaware VIP Smid Cap Growth Series  		PIMCO VIT CommodityRealRet Strat Instl
			Fidelity VIP Mid Cap IC  		     Real Estate
			Janus Aspen Enterprise Instl  			AllianceBern VPS Real Estate A
		      Small Cap Value  					Fidelity VIP Real Estate IC
			Columbia VP Small Cap Value 1  			Vanguard VIF REIT Index
			Delaware VIP Small Cap Value Series  	     Global Real Estate
			DFA VA US Targeted Value  			Invesco VI Global Real Estate I
		      Small Cap Blend  				     Natural Resources
			Calvert VP Russell 2000 Small Cap Idx I  	Van Eck VIP Tr Global Hard Assets I
			Invesco VI Small Cap Equity I  		     Inflation-Protected Bond
			Royce Capital Micro-Cap Inv  			PIMCO VIT Real Return Instl
			Royce Capital Small-Cap Inv  		     Sector - Energy
		      Small Cap Growth  				Fidelity VIP Energy IC
			AllianceBern VPS Small Cap Growth A  	     Sector - Financials
			MFS VIT II New Discovery Init  			Fidelity VIP Financial Services IC
			Pioneer Growth Opportunities VCT I  	     Sector - HealthCare
			Sentinel VP Small Company  			T. Rowe Price Health Sciences Port
			Vanguard VIF Small Co Gr  		     Sector - Technology
		      Foreign Large Cap Value  				Fidelity VIP Technology IC
			Delaware VIP Intl Value Equity Series  	     Sector - Utilities
			DFA VA International Value  			MFS VIT Utilities Init
			MFS VIT II International Value Init  	     Balanced
			Templeton Foreign Securities Cl1  		Vanguard VIF Balanced
			Foreign Large Cap Blend  		     World Allocation
			Calvert VP EAFE International Index I  		BlackRock Global Allocation V.I. I
			Columbia VP International Opportunity 1  	PIMCO VIT All Asset Inst
			Janus Aspen Overseas Instl  			PIMCO VIT Global Multi-Asset Instl
			Symetra DFA International CORE Equity  	     World Stock
			Foreign Large Cap Growth  			Franklin Mutual Global Discov Secs Cl1
			Invesco VI International Growth I  		PIMCO EqS Pathfinder Port Instl
			MFS VIT II International Growth Init  	     Emerging Markets
			T. Rowe Price International Stock Port  	Delaware VIP Emerging Markets
			Vanguard VIF International  			Templeton Developing Markets Sec Cl1
								     Multialternative
									Van Eck VIP Tr Multi-Mgr Alt I]

									Continued on next page
---------------------------------------------------------------------------------------------------------------
			Prepaid Annuity Sub-accounts
Investment		Fund Name  				 %	 Fund Name 				 %
Instructions		[Symetra Pension Reserve 2016 b.1942-1947	[Symetra Pension Reserve 2024 b.1942-1947
(cont.)			Symetra Pension Reserve 2016 b.1948-1952	Symetra Pension Reserve 2024 b.1948-1952
[If your investment 	Symetra Pension Reserve 2016 b.1953-1957	Symetra Pension Reserve 2024 b.1953-1957
instruction 		Symetra Pension Reserve 2020 b.1942-1947 	Symetra Pension Reserve 2024 b.1958-1962
directs a percentage 	Symetra Pension Reserve 2020 b.1948-1952	Symetra Pension Reserve 2028 b.1948-1952
to any Prepaid 		Symetra Pension Reserve 2020 b.1953-1957 	Symetra Pension Reserve 2028 b.1953-1957
Annuity Sub-		Symetra Pension Reserve 2020 b.1958-1962]	Symetra Pension Reserve 2028 b.1958-1962]
account that does
not correlate to
your birth year,
the Prepaid Annuity
Option in the
Contract will 						Total of all Sub-accounts (must equal 100%) __________%
not be available
to you. Please
see the Contract
or prospectus for
full details.]
---------------------------------------------------------------------------------------------------------------
[Optional  Rider] 	[This rider is only available at the time the Owner purchases the Contract.  In order
[See the prospectus 	to select the optional benefit rider, the Owner must be the Annuitant.  Any joint
or the Contract for 	Owners, or in the case of non-natural Owners, joint Annuitants to be covered by this
complete details] 	rider, must be spouses*.  Any election otherwise will terminate the rider.  The oldest
			Owner, or in the case of a non-natural Owner, the oldest Annuitant, must be younger
			than age 76.  There is a charge for this rider.

				[ ] Wealth Transfer Benefit (WTB)
			*New York extends spousal rights to persons who enter into a same sex marriage,
			civil union, domestic partnership or similar legal
arrangement, those persons will
			be considered spouses for purposes of electing this rider.]
---------------------------------------------------------------------------------------------------------------
Electronic 		[ ]By checking here and providing my e-mail address (below), I consent to initiate
Documents		the process of receiving electronic documents and notices for my [First Symetra True
			Variable Annuity] Contract.  These include, but are not limited to, prospectuses,
			prospectus supplements, annual and semi-annual reports, statements and confirmations,
			and privacy notice.  I consent to receive in electronic format any documents added
			in the future.

			Important Information Concerning Electronic Delivery:

			- 	There is no charge for electronic delivery, although an Internet provider may
				charge for Internet access.
			- 	You are confirming that you have access to a computer with Internet capabilities
				and an active email account to receive information electronically.
 			-	If First Symetra National Life Insurance Company of New York ("First Symetra")
				is not able to confirm an email address or has reasonable suspicion that an
				email address is incorrect, First Symetra will not activate electronic delivery,
				in which case paper copy documents will be sent.
			-	You should update your email filters to allow email notifications from First
				Symetra.
			-	Not all Contract documentation and notifications may be currently available
				in electronic format.
			-	Paper copies of the information may be requested at any time for no charge.
			-	For jointly owned Contracts, both Owners consent to have information sent to
				the email address listed below.
			- 	If the email address changes after your consent, notification must be sent to
				First Symetra.
			-	Electronic delivery will be cancelled if emails are returned undeliverable.
			-	This consent will remain in effect until revoked.
			-	To revoke your consent or if you wish to receive a paper copy of the
				information above, or if you need to update your email address, please call
				[1-800-457-9015] or visit the company website.

			EMAIL ADDRESS__________________________________________________________
			Electronic delivery document notifications will be provided to only one email address.
			The email address provided above will override any existing email address, if applicable.
---------------------------------------------------------------------------------------------------------------
Owner's Statement	Have you received a current prospectus? [ ]  Yes  [ ] No
and Signatures
			Replacement of Life Insurance Policies or Annuity Contracts

			Do you have any existing life insurance policies or annuity contracts with this or
			any other company?


 			[ ] Yes (complete any state specific replacement forms, if required)  [ ] No

			Will this Contract replace any existing life insurance policies or annuity contracts
			with this or any other company?

			[ ] Yes (complete any state specific replacement forms, if required)  [ ] No
---------------------------------------------------------------------------------------------------------------
Owner's Statement and 	Company Name      				Contract Number
Signatures (cont.)
			---------------------------------------------------------------------------------------
			Company Name      				Contract Number

			---------------------------------------------------------------------------------------
 			I acknowledge that Contract Values that are based on the Separate Account assets are
			not guaranteed and will decrease or increase with investment experience. Under penalties
			of perjury, I certify that the Social Security Number or Tax Identification Number
			listed on this application is correct and that I am not subject to backup withholding
			either because I have not been notified by the IRS that I am subject to backup
			withholding or the IRS has notified me that I am no longer subject to backup withholding.

			I understand and agree that any fees or taxes will be deducted from my Purchase Payments
			or Contract Value, as applicable.

			If I am signing on behalf of an entity, I agree that
			I am authorized and empowered to sign and that the entity is in compliance with all
			applicable laws and regulations.  I also agree, on behalf of the entity, to notify
			First Symetra of any change in the entity's status or authorized individuals.

			I declare that the statements and answers on this application are full, complete, and
			true, to the best of my knowledge and belief, and shall form a part of the annuity
			Contract issued hereon.  I have read and understand the applicable Notice and
			Disclosures on the last page of this application.

			With this in mind, I acknowledge that, to the best of my knowledge and belief, the
			annuity and any additional benefits applied for are suitable for my investment horizon,
			goals and objectives and financial situation and needs.
			---------------------------------------------------------------------------------------
			Owner's Signature 			Signed in State 		Date

			---------------------------------------------------------------------------------------
			The Owner is signing as:
			[ ]Self  [ ]Trustee  [ ] Guardian  [ ]Officer  [ ]Custodian  [ ]Other:___________
			---------------------------------------------------------------------------------------
			Joint Owner's Signature (if applicable) Signed in State			Date

			---------------------------------------------------------------------------------------
			Annuitant's Signature (if different from Owner)  Signed in State  	Date

			---------------------------------------------------------------------------------------
			Joint Annuitant's Signature   		Signed in State  		Date
			(if applicable and different from Joint Owner)

---------------------------------------------------------------------------------------------------------------
Agency Statement  	To the best of my knowledge does the Owner have any existing life insurance policies or
			annuity contracts?
			[ ] Yes (complete any state specific replacement forms, if required)  [ ] No

			Do you have any reason to believe the annuity applied for will replace or change any
			existing life insurance policies or annuity contracts?
			[ ] Yes (complete any state specific replacement forms, if required)  [ ] No

			[ ] The Owner/Annuitant is an active duty service member of the United States Armed
			Forces and I have provided the required disclosure (form #[XXXX]).

			I certify that the answers to the questions above are true to the best of my knowledge
			and belief and I have verified the identity of each Owner/Annuitant by reviewing
			government-issued photo identification or alternate method approved by my Broker/Dealer.
			I have reviewed the applicant's financial status and objectives and find this coverage
			is appropriate for his/her needs.
			---------------------------------------------------------------------------------------
			Print Registered Representative's Name and Firm Name Registered Representative's Stat#

			---------------------------------------------------------------------------------------
                        Signature of Registered Representative Address

			---------------------------------------------------------------------------------------
			Location/State ID #  			Telephone  			Date

			---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Addresses
	Mailing Address: 				Overnight Address:
	First Symetra National Life Insurance 		First Symetra National Life Insurance
	Company of New York 				Company of New York
	[PO Box 758501 					[200 W 6th Avenue
	Topeka, KS 66675]     				Topeka, KS  66603-3704]
---------------------------------------------------------------------------------------------------------------
Identification 		Federal law requires sufficient information to identify parties to the purchase of a
of Parties		variable annuity.  Your failure to provide such information could result in
			unprocessed transactions or the annuity Contract being delayed, declined or terminated.
---------------------------------------------------------------------------------------------------------------
Community or 		Unless the Owner/Annuitant has notified First Symetra of a community or marital property
Marital Property 	interest in this Contract, First Symetra will rely in good faith that
Interest		no such interest exists and will assume no responsibility Interest for inquiry.
---------------------------------------------------------------------------------------------------------------
[Information Regarding [Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages
the Federal Defense 	currently are not recognized for purposes of federal law. Therefore, the favorable
Of Marriage Act] 	income-deferral options afforded by federal tax law to an opposite-sex spouse under
			Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a
			same-sex spouse.  Same-sex spouses who own or are considering the purchase of annuity
			products that provide benefits based upon status as a spouse should consult a tax
			advisor. To the extent that an annuity contract or certificate accords to spouses other
			rights or benefits that are not affected by DOMA, same-sex spouses remain entitled
			to such rights or benefits to the same extent as any annuity holder's spouse.]
---------------------------------------------------------------------------------------------------------------
If This Annuity is 	The annuity is not a deposit.  The annuity is not guaranteed by any bank or credit
Purchased		union. The annuity is not insured by the FDIC or by any other governmental
Through a Bank		agency.  The purchase of an annuity is not a provision or condition
or Credit Union		of bank or credit union activity.  This annuity is subject to investment risk and may
			go down in value.
---------------------------------------------------------------------------------------------------------------
Symetra[registered trademark symbol] is a registered service mark of Symetra Life Insurance Company.
Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra
National Life Insurance Company of New York.